Information Statement Pursuant to Section 14(c) of the
              Securities Exchange Act of 1934 (Amendment No 1)

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential for use of the Commission Only (as permitted by
        Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                 Innovative Tracking Solutions Corporation
              (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

_____________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_____________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

_____________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

_____________________________________________________________________

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

_____________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-li (a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

_____________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

_____________________________________________________________________

(3)  Filing party:

_____________________________________________________________________

(4)  Date filed:

_____________________________________________________________________




                   Innovative Tracking Solutions Corporation
                           23232 Peralta Dr. Ste. 115
                             Laguna Hills, CA 92653


                 NOTICE OF THE TAKING OF CORPORATE ACTION
                WITHOUT A MEETING CALLED BY WRITTEN CONSENT

   Notice is hereby given that Innovative Tracking Solutions Corporation, a Delaware corporation (the Company" or "ITS"), shall, on or about June 16,1999, acquire 100% of Desert Sun Investments Ltd. by the taking of corporate action in lieu of a special meeting of stockholders.

   Notice is also hereby given that controlling interests of Innovative Tracking Solutions Corporation, a Delaware corporation, are being transferred and that all assets and liabilities of the Company have been removed and transferred to a newly formed private corporation held by some or all of the Company's present Shareholders. This action was approved by a unanimous vote of 64.4% of voting shares of the Company represented at a stockholder meeting held on April 13, 1999.

   The accompanying information statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934.


                                         By Order of the Board of Directors,

                                        /S/___________________________________
                                            Dianna Cleveland, President/CEO






                 Innovative Tracking Solutions Corporation
                        23232 Peralta Dr. Ste. 115
                          Laguna Hills, CA 92653


                          INFORMATION STATEMENT

   This Information Statement is furnished in connection with the taking of corporate action without a meeting called by a written consent of stockholders. On or about June 16, 1999, Innovative Tracking Solutions Corporation, a Delaware corporation (the "Company") intends to acquire 100% of the outstanding shares of Desert Sun Investments Ltd. by corporate action of the Board of Directors in lieu of a special meeting of stockholders. This action was approved by a unanimous vote of 64.4% of voting shares of the Company represented at a stockholder meeting held on April 13, 1999. Please be advised, therefore, that this is only an information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The form of Consent is attached hereto for your information only.

   Restricted Common Shares representing the majority controlling interests held by the directors of Innovative Tracking Solutions Corporation, a Delaware corporation, are being transferred and all assets and liabilities of the Company have been removed and transferred to a newly formed private corporation held by some or all of the Company's present Shareholders.

   This Information Statement is first being sent or given to stockholders on June 7, 1999. Record holders of the Common Stock at the close of business on April 13, 1999 are entitled to receive a copy of this Information Statement. On April 13, 1999 there were 3,785,243 shares of Common Stock outstanding.

                             SHARES OF ACQUISITION
General Information

   Pursuant to the Bylaws and general Delaware corporate law, the Company plans to acquire 100% of the outstanding capital stock of Desert Sun Investments Ltd. ("DSI"), an Internet Financial Services company located in San Diego, California.

   Desert Sun Investments Inc. (DSI) is a newly formed Nevada corporation whose sole purpose is to acquire, manage and grow financial assets for its shareholders. Desert Sun Funding Group, Inc. (DFG), a Nevada Corporation, is a wholly owned subsidiary of Desert Sun Investments Inc. DSI's first acquisition will be Desert Sun Funding Group, Inc (DFG) a NASD Broker/Dealer firm, soon to be providing Online Broker Dealer services including investment banking services for early growth and Small Cap Corporate Clients. The corporate offices of Desert Sun Investments, Inc. (DSI) and Desert Sun Funding Group, Inc.
(DFG) are located in San Diego County, California.

   Desert Sun Funding Group is a full service investment banking firm dedicated to providing financial services to small capitalized, growth-oriented companies with the goal of building long term relationships with a carefully selected group of targeted growth companies that have established a unique niche within their industry. Such sectors include the Internet, telecommunications, consumer-media, healthcare financing/medical devices and in the environmental, transportation and energy fields.

   Restricted Common Shares representing the majority controlling interests of Innovative Tracking Solutions Corporation, a Delaware corporation, held by all of the Company's directors, are being transferred to the management team of Desert Sun Investments and all assets and liabilities of the Company been removed and transferred to a newly formed private corporation held by some or all of the Company's present Shareholders.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth, as of the date hereof certain information regarding the ownership of the Common Stock of the Company by (i) each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock, and (ii) each of the Company's directors and officers. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. On April 13, 1999 there were 3,785,243 shares of Common Stock outstanding.

Directors and Executive Officers

                                                       Percentage
                                       Number         Beneficially
Name                                  of Shares          Owned

Dianna Cleveland                     2,455,000 (1)       58.0%
Lee Namisniak                          428,000 (2)       10.1%
Lou Weiss                              191,500            4.5%

All officers and directors
as a group (3 persons)               3,074,500           72.6%

(1) Includes options granted to Dianna Cleveland to purchase 250,000 shares of common stock.
(2) Includes options granted to Lee Namisniak to purchase 200,000 shares of common stock.

Certain Relationships and Transactions

Lee Namisniak is the spouse of Dianna Cleveland.


                                           By Order of the Board of Directors,

                                               /s/___________________________
                                              Dianna Cleveland, President/CEO


A copy of the Company's Form 10 SBA including financial statements for the year ended December 31, 1998 which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Lee Namisniak, Vice President/CFO, Innovative Tracking Solutions Corporation, 23232 Peralta Drive, Ste. 115, Laguna Hills, CA 92653, or from the Internet at WWW.SEC.GOV from the SEC's Edgar database.




                              [FORM OF CONSENT]

                        CONSENT TO ACTION IN WRITING OF
                         THE MAJORITY SHAREHOLDERS of
         Innovative Tracking Solutions Corporation, a Delaware corporation

                              IN LIEU OF MEETING

   The undersigned majority shareholders of Innovative Tracking Solutions Corporation (the Company"), acting pursuant to Section 78.3793 of the Delaware General Corporation Law and the Company's Bylaws, hereby consent to take the following actions.

Acquisition

   The Company will acquire the following:   Desert Sun Investments Ltd.

INSTRUCTIONS TO SHAREHOLDERS: If you would like to vote for the acquisition of Desert Sun Investments Ltd., please mark the box underneath each paragraph relating to the acquisition of Desert Sun Investments Ltd. If you wish to withhold your vote for the acquisition or abstain from voting on this issue, please mark the box underneath which states: "I hereby withhold my vote for this acquisition." If neither box is checked, your vote, either for, against, or abstaining, cannot be counted, so kindly check one box or the other, indicating your preference.

   Pursuant to the Bylaws and general Delaware corporate law, the Company plans On acquiring 100% of the outstanding capital stock of Desert Sun Investments Ltd., an Internet Financial Services company located in San Diego, California.


           [  ]  I hereby vote to acquire Desert Sun Investments Ltd.

           [  ]  I hereby withhold my vote for this acquisition.


   NOW, THEREFORE, if a majority of the shares vote to elect to acquire this company, BE IT RESOLVED that the Company will acquire Desert Sun Investments Ltd. and this company is hereby acquired.



EFFECTIVENESS OF THIS CONSENT

   This Consent shall be effective for no longer than sixty (60) days from the date of the first signature below.

REVOCABILITY OF THIS CONSENT

   This consent is fully revocable by a writing received by the Company prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Company. Such revocation is effective upon its receipt by the Secretary of the Company.
If you wish to revoke this consent after you have signed it, please mail, fax, or send by overnight delivery, your revocation in writing to:


                     Attention:  Lee Namisniak
               Innovative Tracking Solutions Corporation
                     23232 Peralta Dr. Ste. 115
                       Laguna Hills, CA 92653
                      Facsimile:  949-595-4741


FURTHER ACTION

   RESOLVED, that the Officers and Directors of the Company are authorized to take such further action as they may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

FACSIMILE SIGNATURES

   RESOLVED, that facsimile signatures of the shareholders on this Consent shall be deemed to be original signatures for all intents and purposes.

CERTIFICATION

   The undersigned hereby consents to this action and the resolutions set forth above and direct and authorize that a copy of this Consent Action in Writing by the Majority Stockholders be placed by the Company's Secretary with the minutes of the proceedings of the Stockholders in the official records of the Company.

SHAREHOLDER SIGNATURE

Print Name____________________   Date Signed:          Number of Shares Held:

Sign Name:____________________   _____________________________________________